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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 27, 1998



                              IMC Securities, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                     333-48429-03              59-3284026
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


5901 East Fowler Avenue
     Tampa, Florida                                               33617-2362
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 (Address of Principal                                            (Zip Code)
   Executive Offices)


        Registrant's telephone number, including area code (813) 984-8801
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

              In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1998-5, described in a Prospectus Supplement to be dated as of August 27, 1998, certain additional "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials") on August 27, 1998. In addition, attached hereto as Exhibit 8.1 is the tax opinion which is to be incorporated by reference to the IMC Securities, Inc. Registration Statement on Form S-3 (No. 333-48429) filed by the registrant in connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1998-5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

                8.1 Tax Opinion of Arter & Hadden LLP

               99.1 Additional Related Computational Materials furnished by
                    Deutsche Bank Securities, Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             IMC SECURITIES, INC. as
                             Depositor


                             By: /s/  Thomas Middleton
                                 ----------------------------------
                                 Name:  Thomas Middleton
                                 Title: President and Chief Operating Officer





Dated: August 27, 1998

                                  EXHIBIT INDEX

Exhibit No.       Description                                                                   Page No.
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      8.1         Tax Opinion of Arter & Hadden LLP

     99.1         Additional Related Computational Materials furnished by Deutsche
                  Bank Securities, Inc.
